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                                                                    Exhibit 10.3

                       LUKENS PERFORMANCE INCENTIVE PLAN

          1.   Purpose.
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          The purpose of the Lukens Performance Incentive Plan (the "Plan") is
to promote the interests of Lukens Inc. (the "Company") and its subsidiaries by affording key employees an incentive to exert their maximum efforts on its behalf by providing additional compensation for the achievement of specific profit and individual performance objectives.

          2.   Definitions.  For purposes of the Plan:
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               "Black-Scholes Value" means the dollar value of a Stock Option to
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buy one share of stock based on the Company's stock price at the close of business on the first trading day of the Year, as determined by the Committee for each Year with the advice of consultants to the Company.

               "Board" means the Board of Directors of the Company.
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               "Committee" means the Executive Development and Compensation
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Committee of the Board.

               "Company" means Lukens Inc.
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               "Date of Grant" means the first business day of each Year, as of
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which date Stock Options are granted to eligible Participants, pursuant to
Paragraph 10.

               "Incentive Award" means the amount of incentive compensation
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payable under the Plan for a Year.
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               "Officer" means an employee of the Company or of a subsidiary
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of the Company who is designated by the Board as an officer.

               "Operating Earnings" means the Company's consolidated operating
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earnings, as determined pursuant to Paragraph 4(b).

               "Participant" means an employee who is eligible to receive an
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Incentive Award under the Plan.

               "Performance Objectives" means Return on Net Assets, Operating
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Earnings and individual performance goals established pursuant to Paragraph 7.

               "Plan" means the Lukens Performance Incentive Plan, as set
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forth in this document, and as amended from time to time.

               "Return on Net Assets" means the Company's Return on Net Assets,
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as determined pursuant to Paragraph 4(b).

               "Stock Option" means a non-qualified stock option, granted to an
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Officer as part of his or her Incentive Award pursuant to Paragraph 10 and the
Stock Option Plan.

               "Stock Option Plan" means such stock option plan as may be
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adopted by the Company from time to time and designated by the Committee for the award of Stock Options under this Plan.

               "Superintendent" means an employee of the Company or of a
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subsidiary of the Company who is designated by the Company as a superintendent.

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               "Target Amount" means a percentage of a Participant's Base Salary
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established by the Committee as the target Incentive Award amount for a Year.

               "Year" means the calendar year.
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          3.  Overview.
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          The Plan provides that the Committee will establish a Target Amount for each Year for each Participant. The Target Amount will be a percentage of the Participant's base salary. The actual award of Incentive Awards under the Plan will depend on Return on Net Assets, Operating Earnings and the Participant's individual performance. Corporate objectives shall determine 70% of a Participant's Incentive Award and individual or team objectives shall determine 30% of a Participant's Incentive Award. The annual corporate objectives approved by the Committee will become the objectives of this Plan. When making Incentive Awards after the end of the Year, each Participant's Target Amount will be adjusted to reflect actual performance above or below the performance objective as to each component of the Target Amount.

          4.  Administration.
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              (a)  The Committee shall have full authority and discretion, consistent with the Plan, to interpret the Plan, to promulgate such rules and procedures regarding the Plan as he deems desirable and to make all other determinations necessary or desirable for the administration of the Plan. All decisions,

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determinations and interpretations of the Committee shall be binding upon all
Participants.

               (b) For purposes of this Plan, the Return on Net Assets and Operating Earnings of the Company shall be conclusively determined by the Committee in good faith in accordance with the accounting principles employed by the Company generally. From time to time, the Committee in its sole discretion may make adjustments in earnings as reported in the Company's books and records so that changes in accounting principles; extraordinary or unusual charges or credits; acquisitions, mergers, consolidations and other corporate transactions; and other elements of or factors influencing the calculation of earnings do not distort or affect the operation of the Plan in a manner inconsistent with the achievement of its purposes.

               (c) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other officer, employee or director of the Company or any of its subsidiary or other affiliated corporations to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the

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approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or bad faith.

          5.  Participants.
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          Each employee of the Company or any of its subsidiaries who is classified in the grade of Superintendent or above shall be a Participant. Incentive Awards to Participants shall be made after the close of the Year in accordance with the standards contained in Paragraphs 6, 7 and 8 of this Plan. In the discretion of the Committee, a Participant who has terminated employment during the Year and who is not employed by the Company on the last day of the Year may be eligible for an Incentive Award. The base salary on which the Target Amount and Incentive Award, if any, for a terminated Participant are based shall be the Participant's base salary accruing prior to termination of employment.

          6.  Size of Incentive Awards.
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          Prior to January 31 of each Year, the Chairman shall establish a
Target Amount for each Participant. Attainment of Performance Objectives will produce an Incentive Award equal to the Target Amount. Actual performance above or below the Performance Objective for each component of the Target Award will produce a greater or smaller Incentive Award or no Incentive Award. The maximum Incentive Award and the minimum Performance Objectives necessary to receive an Incentive Award shall be determined on an annual basis by the Committee.

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          7.  Profit and Performance Targets.
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              (a)  The Performance Objectives are (i) Return on Net Assets;
(ii) Operating Earnings; and (iii) individual performance goals. Prior to January 31 of each Year, the Committee shall adopt targets for Return on Net Assets and Operating Earnings. Individual performance goals for purposes of the Plan shall be those individual performance goals, including team objectives, established for eligible employees in the ordinary course of the Company's business.

              (b) The Committee shall establish annually the weight to be given to each Performance Objective -- Return on Net Assets, Operating Earnings and the individual performance goals--for all Participants.

          8.  Performance Range for Awards.
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          For each Participant and for each Year, the weighted percentage of the
Target Amount attributable to each Performance Objective shall be adjusted according to the performance level of such Performance Objective. The adjustment to the weighted percentage of the Target Amount for each Performance Objective shall correspond to the performance level as determined by the Committee for each Year and communicated to Participants.

          9.  Payment - Non-Officers.
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          The Incentive Awards to be paid to Participants who are not Officers with respect to a Year or portion thereof pursuant to this Plan shall be paid in a cash lump sum at such time after the end of the Year as the Committee shall determine.

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          10.  Payment - Officers.
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               (a)  Form of Payment. Participants who are Officers with respect
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to a Year or portion thereof pursuant to this Plan shall be paid 50% of the
Incentive Award to which they would be entitled but for the provisions of this Paragraph 10 in a cash lump sum at such time after the end of the Year as the Committee shall determine. The remainder of the Incentive Award shall be paid in the form of non-qualified stock options for common stock of the Company.

               (b)  Grant of Stock Options.
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                 (i)    Number of Stock Options. The number of Stock Options to
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be awarded to a Participant shall be equal to the quotient obtained by dividing
(x) the product of 50% of the Target Amount times 135%, by (y) the Black-Scholes Value.
                (ii)    Terms of Stock Options. Each Stock Option awarded
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pursuant to this Plan shall be granted under the Stock Option Plan designated by the Committee, under which a sufficient number of shares of common stock of the Company remain available to be made subject to Stock Options. Each such Stock Option shall lapse if the Participant terminates employment for any reason other than death or disability before the third anniversary of the Date of Grant. No such Stock Option shall become exercisable before the third anniversary of the Date of Grant, and all such Stock Options shall expire on the seventh anniversary of the Date of Grant. Each such Stock Option shall be subject to such other terms not inconsistent with the

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foregoing and such terms as may be required pursuant to the Stock Option Plan.

          11.  No Employment Rights.
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          Nothing in the Plan shall confer upon any employee of the Company or a subsidiary any right to continued employment, or interfere with the right of the Company or a subsidiary to terminate his or her employment at any time.

          12.  Binding Upon Successors.
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          The obligations of the Company under the Plan shall be binding upon any successor corporation or organization which shall succeed to substantially all of the assets and business of the Company and the term "Company," whenever used in the Plan, shall mean and include any such corporation or organization after such succession. If the business conducted by the Company shall be discontinued, any unpaid incentives under the Plan shall become payable in a lump sum to the person or persons then entitled thereto.

          13.  Termination.
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          The Committee reserves the right at any time to amend, suspend, or terminate the Plan in whole or in part and for any reason and without the consent of any Participant or beneficiary; provided, that no such amendment shall adversely affect rights to receive any amount to which Participants or beneficiaries have become entitled prior to such amendment.

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          14.  Effective Date.
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          The Plan shall become effective commencing in 1995.

          Adopted as of this 30th day of November, 1994



                                        LUKENS INC.



                                             WILLIAM D. SPRAGUE
                                         -------------------------
                                         Secretary to the Board of
                                           Directors of Lukens Inc.

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